UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2006

                           --------------------------

                        WACHOVIA AUTO OWNER TRUST 2006-A
             (Exact name of registrant as specified in its charter)

                        POOLED AUTO SECURITIES SHELF LLC
                                   (Depositor)

                           --------------------------

          Delaware                     333-132417-01              20-3319853
(State or other jurisdiction of          333-132417               52-2233151
        incorporation)             (Commission File Number)      (IRS Employer
                                                             Identification No.)

                          One Wachovia Center, Suite E
                      Charlotte, North Carolina 28288-5578
           (Address of principal executive offices including zip code)

                                 (704) 383-4628
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

         On September 13, 2006 (the "Subsequent Transfer Date"), Wachovia Auto Owner Trust 2006-A (the "Trust") purchased additional motor vehicle retail installment contracts (the "Subsequent Receivables") and certain related assets from Pooled Auto Securities Shelf LLC (the "Depositor"). The Subsequent Receivables had an aggregate principal balance of $355,733,824.28 as of August 31, 2006 (the "Subsequent Cutoff Date"). The Subsequent Receivables were acquired using funds on deposit in a pre-funding account established in connection with the initial purchase by the Trust of motor vehicle retail installment contracts (the "Initial Receivables") from the Depositor and the sale of asset backed notes of the Trust pursuant to the prospectus and prospectus supplement, dated as of June 12, 2006 and June 14, 2006, respectively, filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) on June 20, 2006.

         The pre-funding period terminated upon the transfer of the Subsequent Receivables to the Trust on the Subsequent Transfer Date.

         This Current Report on Form 8-K is being filed to provide certain information regarding the aggregate characteristics of the Subsequent Receivables as of the Subsequent Cutoff Date and the Initial Receivables, as of May 31, 2006.

Item 9.01.        Financial Statements and Exhibits.

                  (d) Exhibits. The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        POOLED AUTO SECURITIES SHELF LLC



                                                        By: /s/ Scott D. Weaver
                                                           --------------------
                                                              Scott D. Weaver
                                                           Senior Vice President

Dated:  September 13, 2006

                                  Exhibit Index


Exhibit     Description
-------     -----------

99.1 Tables showing certain aggregate characteristics of the Initial Receivables and the Subsequent Receivables.